Exhibit 10.34.3

                        MORTGAGE LOAN CUSTODIAL AGREEMENT
                        ---------------------------------



PURCHASER:        PAINE WEBBER REAL ESTATE SECURITIES INC.

ADDRESS:          1285 AVENUE OF THE AMERICAS
                  NEW YORK, NEW YORK 10019
                  ATTENTION:  GEORGE MANGIARACINA
                  TELEPHONE:  212-713-6267
                  FACSIMILE:  212-265-3881

CUSTODIAN:        BANKERS TRUST COMPANY

ADDRESS:          4 ALBANY STREET, 7TH FLOOR
                  NEW YORK, NEW YORK 10006
                  ATTENTION:  PAINE WEBBER/AMERICAN HOME
                  TELEPHONE:  212-250-2500
                  FACSIMILE:  212-250-1185

SELLER:           AMERICAN HOME MORTGAGE

ADDRESS:          12 EAST 49th STREET, 28th FLOOR
                  NEW YORK, NEW YORK 10017
                  ATTENTION:
                  TELEPHONE:
                  FACSIMILE:

DATE:             FEBRUARY 26, 1999
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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Section 1.  Definitions......................................................1

Section 2.  Delivery of Documents by Seller..................................9

Section 3.  Custodian as Custodian for, and Bailee of, Purchaser, Assignee,
            Warehouse Lender and Re-warehouse Lender........................10

Section 4.  Certification by Custodian: Delivery of Documents...............11

Section 5.  [Intentionally Omitted].........................................14

Section 6.  Default.........................................................14

Section 7.  Access to Documents.............................................14

Section 8.  Custodian's Fees and Expenses; Resignation and Removal of
            Custodian; Successor Custodian; Standard of Care................14

Section 9.  Assignment by Purchaser.........................................17

Section 10. Insurance.......................................................17

Section 11. Delivery of Submission Packages.................................17

Section 12. Representations, Warranties and Covenants.......................18

Section 13. No Adverse Interests............................................19

Section 14. Amendments......................................................19

Section 15. Execution in Counterparts.......................................19

Section 16. Agreement for Exclusive Benefit of Parties: Assignment..........20

Section 17. Effect of Invalidity of Provisions..............................20

Section 18. Governing Law...................................................20

Section 19. Consent to Service..............................................20

Section 20. Notices.........................................................20

Section 21. Certification...................................................20

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Section 22. Construction....................................................20

Section 23. Joint and Several Liability.....................................20


EXHIBITS
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Exhibit A Cash Window Submission Package
Exhibit A-1  FHLMC Document List
Exhibit A-2  FNMA Document List
Exhibit A-3  FNMA Bailee Letter
Exhibit B-1  Conduit Submission Package
Exhibit B-2  Master Bailee Letter
Exhibit C-1  Request for Certification (Cash Window Transactions and Conduit
             Transactions)
Exhibit C-2  Request for Certification (Dry Transactions)
Exhibit D-l  Form of Trust Receipt
Exhibit E    Document Codes
Exhibit F-1  Warehouse Lender's Release
Exhibit F-2  Warehouse Lender's Wire Instructions
Exhibit G-1  Seller's Release
Exhibit G-2  Seller's Wire Instructions
Exhibit H-1  Purchaser's Wire Instructions to Seller
Exhibit I    Notice by Assignee to Custodian of Purchaser's Default
Exhibit J    Limited Power of Attorney
Exhibit K    Form of Delivery Instructions
Exhibit L-1  Dry Transaction Submission Package
Exhibit L-2  Re-warehouse Lender's Wire Instructions Schedule A List of Conduits
Schedule A   List of Conduits

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

                        MORTGAGE LOAN CUSTODIAL AGREEMENT

            THIS Mortgage Loan Custodial Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, among PAINE WEBBER REAL ESTATE SECURITIES INC. ("Purchaser"), BANKERS TRUST COMPANY ("Custodian") and AMERICAN HOME MORTGAGE (the "Seller").

                              PRELIMINARY STATEMENT

            Purchaser has agreed to purchase, from time to time, at its sole election from Seller, certain residential mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements between Purchaser and Seller relating to Dry Transactions, Cash Window Transactions or Conduit Transactions. Seller shall be obligated to service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreements. Purchaser desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of Purchaser or Assignee in accordance with the terms and conditions hereof.

            The parties hereto agree as follows:

            Section 1. Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            "Agency": FHLMC or FNMA, as applicable.

            "Applicable Agency Documents": The documents listed on Exhibit A-I or Exhibit A-2, as applicable.

            "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements each Mortgage Loan needs to satisfy in order to be eligible for purchase by such Takeout Investor, as such guide may be amended or supplemented from time to time.

            "Assignee": The Chase Manhattan Bank, as agent for certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements.

            "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

            "Assignment of Mortgage Note and Pledge Agreement": With respect to each Cooperative Loan, an assignment of the related Mortgage Note and Pledge Agreement.

            "Assignment of Proprietary Lease": With respect to each Cooperative Loan, an assignment of the related Proprietary Lease executed by the related Mortgagor in blank.
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            "Bailee Letter": A FNMA Bailee Letter or Master Bailee Letter, as
applicable.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York or The City of Irvine, California are authorized or obligated by law or executive order to be closed, or (b) any day on which Paine Webber Real Estate Securities Inc. is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

            "Cash Window Submission Package": The documents listed on Exhibit A, which shall be delivered by Seller to Custodian in connection with each Cash Window Transaction and the Applicable Agency Documents which shall be held by Seller on behalf of Purchaser until their delivery to the Agency on the Delivery Date.

            "Cash Window Transaction": A transaction initiated by Seller's delivery of a Request for Certification which identifies FNMA or FHLMC as the Takeout Investor.

            "Certification": With respect to a Mortgage Loan, the full performance by Custodian of the procedures set forth in Sections 4(a) and 4(b).

            "Certification Code": A Mortgage Loan Absentee Code, a Mortgage Loan Approval Code or a Mortgage Loan Suspension Code.

            "Certification Report": A Certification prepared by the Custodian which includes Certification Codes and which is transmitted via electronic or facsimile transmission by Custodian to Purchaser in an appropriate data layout provided by Purchaser.

            "Commitment": A commitment executed by Takeout Investor and Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to a Takeout Investor in a forward trade by the applicable Commitment Expiration Date.

            "Commitment Expiration Date": With respect to any Commitment, the expiration date thereof.

            "Conduit": Any of the Entities listed on Schedule A, as amended or supplemented from time to time.

            "Conduit Submission Package": The documents listed on Exhibit B-l, which shall be delivered by Seller to Custodian in connection with each Conduit Transaction.

            "Conduit Transaction": A transaction initiated by Seller's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor.

            "Consent": A document executed by the Cooperative (i) consenting to the Sale of the Cooperative Apartment to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Apartment have been paid.

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            "Cooperative": The private, non-profit cooperative apartment corporation which owns all of the real property that comprises the Project, including the land, separate dwelling units and all common areas.

            "Cooperative Apartment": The specific dwelling unit relating to a Cooperative Loan.

            "Cooperative Lien Search": A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative, (ii) the seller of the Cooperative Apartment and (iii) the Mortgagor if the Cooperative Loan is a Refinanced Loan, (b) filings of Financing Statements and (c) the deed of the Project into the Cooperative.

            "Cooperative Loan": A Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment in the building owned by the related Cooperative.

            "Cooperative Shares": The shares of stock issued by the Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment and represented by a Stock Certificate Package.

            "Custodial File": With respect to each Mortgage Loan, a Submission Package.

            "Custodian": Bankers Trust Company, and its permitted successors and assigns hereunder.

            "Delivery Date": With respect to a Mortgage Loan, the date set forth on the related Request for Certification in the "DELIVERY DATE" column, which shall be the Business Day on which Seller desires the applicable portion of the related Submission Package be sent by Custodian to (i) in connection with a Cash Window or a Conduit Transaction, the Takeout Investor or (ii) in connection with a Dry Transaction, the Entity to which Purchaser will release its security interest in such Mortgage Loan, i.e., at least one Business Day prior to the Business Day on which Seller desires the applicable portion of the Submission Package to be received by the Takeout Investor or such Entity, as applicable.

            "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Seller transmitted via electronic transmission which includes the information outlined in Exhibit K, for the delivery by Custodian of the applicable portion of the related Submission Package.

            "Delivery Report": A report created by Custodian delivered to Seller which identifies any loans delivered to an approved Takeout Investor including the date delivered.

            "Dry Transaction Submission Package": The documents listed on Exhibit L- 1, which shall be delivered by Seller to Custodian in connection with each Dry Transaction.

            "Dry Transaction Takeout Investor": With respect to any Dry Transaction, the Entity to which Purchaser will release its security interest in a Mortgage Loan.

            "Dry Transaction": A transaction initiated by Seller's delivery of a Request for Certification in the form of Exhibit C-2.

            "Entity": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Estoppel Letter": A document executed by the Cooperative certifying, with respect to a Cooperative Apartment, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Cooperative has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative have been paid.

            "Expected Delivery Date": The date identified on a Request for Certification as the "Expected Delivery Date of Mortgage File", which shall be the date on which Seller has informed Purchaser that a Submission Package will be received by Custodian from Seller, which in no event shall be later than 11:00 a.m. New York City time on the related Purchase Date.

            "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto.

            "FHLMC Commitment": A commitment executed by FHLMC and Seller evidencing FHLMC's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FHLMC by the applicable Commitment Expiration Date under the Applicable Guide.

            "Financing Statement": A financing statement in the form of a UCC-l filed pursuant to the Uniform Commercial Code and sufficient to perfect a security interest in the applicable state in the Cooperative Shares and Pledge Instruments.

            "Financing Statement Change": A financing statement in the form of a UCC3 filed pursuant to the Uniform Commercial Code sufficient to continue, terminate, relapse, assign or amend an existing Financing Statement.

            "FNMA": The Federal National Mortgage Association and any successor thereto.

            "FNMA Bailee Letter": The master bailee letter, initially prepared by Purchaser and delivered to Custodian, in the form of Exhibit A-3, for use by Custodian in connection with the delivery to FNMA of the Cash Window Submission Package, excluding the original Assignment of Mortgage, in blank.

            "FNMA Commitment": A commitment executed by FNMA and Seller, evidencing FNMA's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FNMA by the applicable Commitment Expiration Date under the Applicable Guide.

            "HUD": United States Department of Housing and Urban Development and any successor thereto.

            "Limited Power of Attorney": A limited power of attorney, in the form of Exhibit J, executed by Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements and execute Assignments of Mortgage in the form indicated thereon.

            "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include Purchaser's reference number, the name of Purchaser's applicable program, the Mortgage Loan number, the last name of the Mortgagor, the face amount of the Mortgage Note, the number of months to maturity of the Mortgage Loan, the original interest rate borne by the Mortgage Note, the Release Payment, the Delivery Date and the name of the Warehouse Lender, and with respect to Cash Window Transactions and Conduit Transactions only, the name of the Takeout Investor, the sale price of the Mortgage Loan to the Takeout Investor, the Commitment number and the Commitment Expiration Date.

            "Master Bailee Letter": The master bailee letter in the form of Exhibit B-2, for use by Custodian in connection with the delivery of either (i) a Conduit Submission Package, (ii) a Cash Window Submission Package designated to be delivered to FHLMC or (iii) a Dry Transaction Submission Package, provided, however, for the purposes of delivering the related Conduit Submission Package, Cash Window Submission Package or Dry Transaction Submission Package, there shall be excluded the original Assignment of Mortgage, in blank.

            "Mortgage": A mortgage, deed of trust or other security instrument creating a lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Loan": A one-to-four family residential mortgage loan or, a Cooperative Loan, that is subject to this Agreement.

            "Mortgage Loan Absentee Code": The mortgage loan absentee code, set forth in Part II of Exhibit E, on a Certification Report to notify Purchaser that Custodian was not able to review the applicable items in a Submission Package because no Submission Package was delivered by Seller.

            "Mortgage Loan Approval Code": The mortgage loan approval code, set forth in Part II of Exhibit E, on a Certification Report to notify Purchaser that Custodian's review of the applicable items in a Submission Package is complete and that such items satisfy all the applicable requirements set forth in Section 4(a) and Section 4(b).

            "Mortgage Loan Purchase Agreement": An agreement whereby Purchaser agrees to purchase certain residential mortgage loans from Seller.

            "Mortgage Loan Repurchase Agreement": An agreement whereby Purchaser agrees to purchase certain residential mortgage loans from Seller subject to an obligation of Seller to repurchase such mortgage loans.

            "Mortgage Loan Schedule": A listing prepared by Custodian, attached to the Trust Receipt of all Mortgage Loans Custodian has annotated with a Mortgage Loan Approval Code and that Purchaser has not communicated to Custodian its release of interest therein.

            "Mortgage Loan Suspension Code": The mortgage loan suspension code, set forth in Part II of Exhibit E, on a Certification Report to notify Purchaser that Custodian's review of the applicable items in a Submission Package has determined that one or more of the documents in the Submission Package are missing, incomplete or incorrect and/or do not satisfy one or more of the requirements set forth in Section 4(a) or Section 4(b).

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage or Pledge Agreement, as the case may be.

            "Mortgaged Property": Either (i) the property subject to the lien of the Mortgage securing a Mortgage Note, or (ii) in the case of a Cooperative Loan the underlying property securing the Mortgage Note which consists of the Cooperative Shares and Proprietary Lease.

            "Mortgagor": The obligor on a Mortgage Note.

            "Notice of Bailment": A notice, in the form of Schedule A to Exhibit A-3, delivered by Custodian to FNMA, with each delivery to FNMA of the applicable portion of each Cash Window Submission Package.

            "Payee Number": The code used by FNMA to indicate the wire transfer instructions that will be used by FNMA to purchase a Mortgage Loan.

            "Pledge Agreement": With respect to each Cooperative Loan, the specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

            "Pledge Instrument": With respect to each Cooperative Loan, the related Stock Power, the Assignment of the Proprietary Lease and the Assignment of Mortgage Note and Pledge Agreement.

            "Program Code": Each of the codes, set forth in Part I of Exhibit E, placed by the Seller in the "PROGRAM CODE" column of a Request for Certification indicating that the Mortgage Loan is being offered by Seller to Purchaser in a Dry Transaction, Cash Window Transaction or a Conduit Transaction, as applicable.

            "Project": With respect to each Cooperative Loan, all real property owned by the related Cooperative including the land, separate dwelling units and all common areas.

            "Proprietary Lease": With respect to each Cooperative Loan, a lease on the related Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment.

            "Purchase Agreement": Each (i) with respect to Cash Window Transactions and Conduit Transactions, Mortgage Loan Purchase Agreement and (ii) with respect to Dry

Transactions, Mortgage Loan Repurchase Agreement, dated as of the date set forth on the cover page thereof, between Seller and Purchaser, as each is amended from time to time.

            "Purchase Date": With respect to a Mortgage Loan, the Business Day on which Purchaser purchases such Mortgage Loan from Seller.

            "Purchaser": Paine Webber Real Estate Securities Inc. and its successors.

            "Purchaser's Wire Instructions to Seller": The wire instructions, set forth on Exhibit H-I, specifying the account which shall be used for the payment of all amounts due and payable by Seller to Purchaser hereunder.

            "Recognition Agreement": With respect to each Cooperative Loan, an agreement whereby a Cooperative and a lender with respect to a Cooperative Loan
(i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

            "Registered Holder": The holder of the Trust Receipt, as reflected on the books and records of the Custodian.

            "Release Payment": The funds referred to in a Warehouse Lender's Release, Seller's Release or Re-warehouse Release Letter, as applicable.

            "Repurchase Transaction Tri-Party Agreements": Agreements among Paine Webber, the Assignee and certain investors.

            "Request for Certification": A report detailing Loan Identification Data supplied by Seller to Purchaser and by Purchaser to Custodian either via facsimile in the form of Exhibit C-I (in the case of Cash Window Transactions and Conduit Transactions) or Exhibit C-2 (in the case of Dry Transactions) or transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by Seller to Purchaser on the Purchase Date.

            "Re-warehouse Lender": Any lender providing financing to a correspondent of Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of such correspondent to such lender, provided however that the Re-warehouse Lender shall not include Purchaser.

            "Re-warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit L-2, from Seller to Purchaser, setting forth wire instructions for all amounts due and payable to a particular Re-warehouse Lender.

            "Re-warehouse Release Letter": A letter, which may take the form of a bailee letter, conditionally releasing all of Re-warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Re-warehouse Lender.

            "Seller": The Seller whose name is set forth on the cover page hereof, and its permitted successors hereunder.

            "Seller's Release": A letter, in the form of Exhibit G-I, delivered by Seller when no Warehouse Lender nor Re-warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of Seller's right, title and interest in certain Mortgage Loans identified thereon upon receipt of payment by Seller.

            "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit G-2, to be used for the payment of funds to Seller when no Warehouse Lender nor Re-warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

            "Stock Certificate": With respect to each Cooperative Loan, the certificate evidencing ownership of the related Cooperative Shares issued by the Cooperative.

            "Stock Power": With respect to each Cooperative Loan, an assignment of the related Stock Certificate or an Assignment of the Cooperative Shares issued by the Cooperative.

            "Submission Package": With respect to each Mortgage Loan, a Dry Transaction Submission Package, Cash Window Submission Package or a Conduit Submission Package, as applicable.

            "Successor Servicer": An entity designated by Purchaser, in conformity with the Purchase Agreement, to replace Seller as servicer for Purchaser, and, with respect to Cash Window Transactions, as seller/servicer of the Mortgage Loans for the Agency.

            "Takeout Investor": With respect to any Cash Window Transaction or Conduit Transaction, the Entity that will purchase a Mortgage Loan from the Purchaser which may be an Agency or a Conduit, as applicable.

            "Trust Receipt": A receipt of Custodian, substantially in the form of Exhibit D- I hereto, indicating that with respect to the Mortgage Loans listed on the attached Mortgage Loan Schedule, the Custodian has performed the procedures set forth in Sections 4(a) and 4(b) hereof, that it has received the Dry Transaction Submission Package, Cash Window Submission Package, or the Conduit Submission Package, as applicable, and that it is holding such documents as bailee and custodian of Purchaser. Any reference in this Agreement to a Trust Receipt shall include the attached Mortgage Loan Schedule.

            "Underwriter": Any party, including but not limited to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by Purchaser.

            "Underwriter's Form": A FNMA/FHLMC Form 1008/1077, HUD 92900 WS, HUD92900.4, VA Form 26-63 93, VA Form 26-1866, a mortgage loan pool insurance certificate, or an underwriting approval form from a Primary Mortgage Insurer, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

            "Warehouse Lender": Any lender providing financing to Seller in any fractional amount for the purpose of originating or purchasing Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender, provided however that the Warehouse Lender shall not include Purchaser.

            "Warehouse Lender's Release": A letter substantially in the form of Exhibit F-i, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

            "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit F-2, from a Warehouse Lender to Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            Section 2. Delivery of Documents by Seller. (a) Seller may, before the first purchase by Purchaser under a Purchase Agreement of a Mortgage Loan, deliver to Custodian a Limited Power of Attorney, provided, however, Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

            (b) If Seller desires to engage in Cash Window Transactions:

            (1) relating to a FHLMC Commitment, Seller shall deliver to Purchaser a copy of(i) FHLMC Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and FHLMC, and (ii) FHLMC Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to Purchaser, duly executed by Seller and FHLMC; or

            (2) relating to a FNMA Commitment, Seller shall deliver to Purchaser a copy of (i) FNMA Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and FNMA, (ii) FNMA Mortgage Selling and Servicing Contract, and FNMA Form 482 (Designation of Payee - Wire Transfer Information).

            (c) With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to a Purchase Agreement, Seller shall deliver to Custodian a Submission Package on the Expected Delivery Date. In no event shall Seller deliver to Custodian a Submission Package later than 11:00 a.m. New York City time on the related Expected Delivery Date. In addition, the Purchaser shall deliver, no later than 10:3 0 a.m. New York City time on the Expected Delivery Date, the Request for Certification in computer readable format.

            (d) With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to a Purchase Agreement, Seller shall insure that Purchaser has received a Request for Certification no later than 6:00 p.m. New York City time on the Business Day immediately preceding the related Purchase Date, which shall be forwarded by Purchaser to Custodian. Further, Seller shall insure that (i) Custodian shall be in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification, (ii) with respect to Cash Window Transactions and Conduit Transactions, Purchaser is in possession of a Commitment and either a Warehouse Lender's Release or a Seller's Release, as applicable, and (iii) with respect to Dry Transactions, Purchaser is in possession of a Warehouse Lender's Release, a Seller's Release or a Re-warehouse Release Letter, as applicable, no later than 3:00 p.m. New York City time on the related Purchase Date. Upon receipt by Custodian of such Request for Certification, Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification and shall certify, in accordance with Section 4(a) and Section 4(b) herein, each Submission Package and no later than 3:00 p.m. New York City time on the related Purchase Date, transmit via facsimile or electronic transmission to Purchaser the applicable Certification Code, if any. If Custodian is in possession of a Submission Package, and determines, pursuant to Section 4(a) and 4(b), that such Submission Package is complete, Custodian shall issue to Purchaser a Mortgage Loan Approval Code. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, or after the review pursuant to Section4 (a) and 4(b) Custodian determines that the Submission Package is incomplete, the Custodian shall notify Seller and shall issue to Purchaser a Mortgage Loan Absentee Code or Mortgage Loan Suspension Code respectively. Unless Purchaser notifies Custodian not later than 4:00 p.m. New York City time on the related Purchase Date of its intent not to purchase any of the Mortgage Loans, then not later than 5:30 p.m. New York City time on the related Purchase Date, Custodian shall issue the related Trust Receipt to Purchaser or the Assignee, by facsimile or electronic transmission.

            (e) Not later than 4:30 p.m. New York City time on each Business Day, and within one Business Day after Purchaser's release of its interest in a Mortgage Loan, Purchaser shall deliver to Custodian via facsimile or electronic transmission a detailed listing of (i) all Mortgage Loans previously classified by Purchaser as Dry Transactions which have been reclassified by Purchaser as Cash Window Transactions or Conduit Transactions and (ii) any Mortgage Loans with respect to which Purchaser has released its interest. Custodian acknowledges that the delivery requirements for Mortgage Loans referenced in (i) above shall take effect on the next Business Day. The Custodian shall deliver to Purchaser on a daily basis, via facsimile or electronic transmission in a data layout agreed to by Purchaser and Custodian, a report detailing: (i) all Mortgage Loans that Custodian has certified with a Mortgage Loan Approval Code on all prior Purchase Dates that Purchaser has not communicated to Custodian its release of interest in, (ii) if the place of business of the Custodian appearing on the cover page hereof is not the collateral location of each Mortgage Loan appearing on such report, the date of shipment of each such Mortgage Loan to such other collateral location.

            Section 3. Custodian as Custodian for, and Bailee of, Purchaser, Assignee, Warehouse Lender and Re-warehouse Lender. (a) With respect to each Submission Package delivered to Custodian hereunder, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely in the capacity of custodian for, and bailee of, Purchaser, Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4: (i) hold all documents constituting a Submission Package received by it for the exclusive use and benefit of Purchaser; (ii) make disposition thereof only in accordance with this Agreement; and (iii) have no discretion or authority to act in a manner which is in any respect contrary to its role as Custodian with respect to its obligations to the Purchaser. Custodian shall systematically segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fire resistant facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the Submission Package is being held for Registered Holder.

            (b) Purchaser hereby notifies Custodian that each Mortgage Loan purchased by Purchaser from Seller pursuant to a Purchase Agreement, shall be promptly assigned by Purchaser to Assignee, as of the Purchase Date, as described in Section 9. Upon notice, in the form of Exhibit I, by Assignee to Custodian of Purchaser's default, Assignee may
(i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and in accordance with the terms of this Agreement, (ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee and (iii) assume the rights of Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee. Custodian shall give Assignee written acknowledgment to the effect set forth in
(i), (ii) and (iii), by executing such notice and returning a copy thereof to Assignee. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package to Purchaser, Takeout Investor or Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest from Purchaser to Assignee. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package physically delivered by Custodian to Assignee.

            (c) Seller and Purchaser acknowledge that Warehouse Lender or Re-warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release or Re-warehouse Release Letter, as applicable, to be received by Purchaser pursuant to Section 2(d), is a warehouse lender or re-warehouse lender, as applicable, for the Seller. Seller and Purchaser acknowledge that, in accordance with the terms of each Warehouse Lender's Release or Re--warehouse Release Letter, as applicable, to be received by the Purchaser pursuant to
Section 2(d), pursuant to which each such Warehouse Lender or Re-warehouse Lender releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release or Re-warehouse Release Letter, as applicable, such release shall not be effective until the Release Payment is received in accordance with the Warehouse Lender's Wire Instructions or Re-warehouse Lender's Wire Instructions, as applicable. Until receipt of a Release Payment, the interest of the related Warehouse Lender or Re-warehouse Lender, as applicable, in a Mortgage Loan shall continue and remain in full force and effect. Notwithstanding any provision herein to the contrary, each Warehouse Lender's Release or Re-warehouse Release Letter, as applicable, shall be effective automatically, without any further action by any party, upon Warehouse Lender's or Re-warehouse Lender's receipt from Purchaser of the Release Payment, in accordance with the applicable Warehouse Lender's Wire Instructions or Re-warehouse Lender's Wire Instructions.

            (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and
(c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to the related Submission Package.

            Section 4. Certification by Custodian: Delivery of Documents. c) With respect to each Mortgage Loan that Purchaser desires to purchase, Seller shall deliver to Purchaser and Purchaser shall deliver to Custodian a Request for Certification. Upon receipt by

Custodian of a Request for Certification, Custodian shall perform the following procedures with respect to each Mortgage Loan listed on such Request for
Certification:

            (i) Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall annotate its Certification Report, which shall be prepared in accordance with Section 4(c), in the appropriate space provided with a Mortgage Loan Absentee Code. If Custodian determines that the Submission Package relating to a Mortgage Loan identified on a Request for Certification is incomplete, Custodian shall annotate its Certification Report in the appropriate space provided with a Mortgage Loan Suspension Code.

            (ii) With respect to each Request for Certification, Custodian shall verify the Loan Identification Data appearing in (1) the "LAST NAME" column by comparing such Loan Identification Data to the information in the Mortgage Note, Assignment of Mortgage and Mortgage and (2) the "FACE AMOUNT", "LOAN NUMBER", "NUMBER OF MONTHS TO MATURITY" and "NOTE RATE" columns by comparing such Loan Identification Data to the information in the Mortgage Note;

            (iii) If, after applying the applicable procedures set forth in clause (ii) above, there are any discrepancies between such Loan Identification Data and such documents comprising the Submission Package the Custodian shall change the Loan Identification Data to reflect the information on the Mortgage Note in the appropriate column on the Certification Report.

            (b) With respect to each Request for Certification, following completion by Custodian of the procedures set forth in Section (4)(a):

            (i) Custodian shall review each Submission Package and shall ascertain whether (A) each document required by this Agreement to be in such Submission Package is in the Custodian's possession, (B) each document identified in Section 4(a)(ii) in the Custodian's possession conforms to the Loan Identification Data specified in Section 4(a)(ii) unless modified pursuant to Section 4(a)(iii), (C) each document appears regular on its face, (D) each such document in the Submission Package appears on its face to conform to the requirements of Exhibit A, Exhibit B-i, or Exhibit L- 1, as applicable,

            (ii) If Custodian determines that the Submission Package conforms in all respects with Section 4(b)(i), Custodian shall so indicate in the space provided in its Certification Report with a Mortgage Loan Approval Code. If Custodian determines that the Submission Package conforms in all respects with Section 4(b)(i) except that either the endorsement of the Mortgage Note or the Assignment of Mortgage is missing, Custodian may, but shall not be obligated to, prepare such endorsement or assignment pursuant to the Limited Power of Attorney.

            (c) The Custodian shall have no obligation to provide a Certification Report with respect to (i) any Submission Package received after 11:00 a.m. (New York city time) or (ii) any Submission Packages delivered in excess of 100 Submission Packages without two (2) Business Days prior notice from the Seller (in any event not to exceed 175 Submission Packages) on any Expected Delivery Date. Provided that the Custodian has received the Submission Packages in accordance with clauses (i) and (ii) above, the Custodian shall prepare and deliver to Purchaser, by 3:00 p.m. (New York city time), the Certification Report. All applicable documents comprising a Submission Package relating to a Mortgage Loan with respect to which Custodian has assigned a Mortgage Loan Approval Code shall be delivered by Custodian in such reasonable order as Custodian may determine and in accordance with Section 11, via overnight courier in accordance with the Delivery Instructions on the applicable Delivery Date and under cover of a fully completed Bailee Letter prepared by Custodian. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall cause the original of such instrument to be recorded. If Delivery Instructions direct Custodian to deliver a Submission Package to a location that is not a Takeout Investor's office as listed on Schedule A, which may be amended from time to time by Purchaser, Custodian must receive Purchaser's written consent to make deliveries to such location prior to complying with such Delivery Instructions. Upon receipt of one written approval from Purchaser, such written approval shall, unless Custodian receives a notice from Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Seller that list such location. With respect to a Dry Transaction, Custodian must receive Purchaser's consent prior to making each and every delivery of a Dry Transaction Submission Package in accordance with the Delivery Instructions. Custodian shall deliver a Delivery Report to Seller and, upon request, to Purchaser by facsimile or electronic transmission. Following delivery by Custodian of the applicable portion of a Submission Package to a Takeout Investor, and subsequent to Purchaser's communication to Custodian that the Mortgage Loan has been purchased by the Takeout Investor, all remaining documents comprising such Submission Package shall be held by Custodian for 120 (one hundred twenty) calendar days and then will be delivered by Custodian to Seller at Seller's expense.

            If, on any Business Day, Custodian assigns a Mortgage Loan Suspension Code to any Submission Package, Custodian shall deliver to Seller, by facsimile or electronic transmission, a report detailing each such Suspension Package for which such Mortgage Loan Suspension Code was assigned. All applicable documents comprising a Submission Package relating to a Mortgage Loan with respect to which Custodian has assigned a Mortgage Loan Suspension Code shall be held by Custodian until receipt from Seller of instructions. On each Business Day during which a Mortgage Loan shall have a Mortgage Loan Suspension Code assigned to it, Seller shall instruct Custodian as to the action, if any, Custodian should take with respect to such Mortgage Loan.

            (d) As outlined in Section 2(d), Custodian shall deliver to Purchaser or the Assignee, no later than 5:30 p.m. New York City Time on the related Purchase Date, by facsimile transmission followed by overnight courier to Assignee, a Trust Receipt or Trust Receipts with respect to the Mortgage Loans listed on the Mortgage Loan Schedule(s) attached thereto. The Trust Receipt(s) will represent the Mortgage Loans for which the Custodian has issued a Mortgage Loan Approval Code on any Business Day less any Mortgage Loans as to which the Purchaser has notified Custodian that its interest has been released; provided, however, that the aggregate original principal balance of the Mortgage Loans listed on a Mortgage Loan Schedule shall not exceed an amount determined by Purchaser and agreed to by Custodian, which agreement will not be unreasonably withheld. Each Trust Receipt of a series, as identified by an alphanumeric number thereon, that is delivered by Custodian to Purchaser shall, upon such delivery, supercede and cancel any prior Trust Receipt of the same series.

            (e) At any time following the delivery of a Trust Receipt, in the event Custodian becomes aware of any defect with respect to such Submission Package, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents, the Custodian shall give prompt oral notice of such defect to the Purchaser, followed by a written specification thereof.

            Section 5. [Intentionally Omitted].

            Section 6. Default. If Seller fails to fulfill any of its obligations under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to the Purchase Agreement then, subject to the provisions of Section 3(b) hereof, Purchaser may, by notice to Custodian, (a) appoint Custodian as its delegee to complete the endorsements on the Mortgage Notes held by Custodian and to complete and record at Purchaser's expense the related blank Assignments of Mortgages relating to the affected Mortgage Loan in accordance with Purchaser's instructions and (b) when applicable, require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates.

            Section 7. Access to Documents. Upon reasonable prior written notice to Custodian, Purchaser or Seller (and if the Mortgage Loans have been assigned, Assignee) and their agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which Purchaser has an interest. Upon the request of Purchaser or Seller (or, if applicable, Assignee) and at the cost and expense of Purchaser or Seller (or, if applicable, Assignee), Custodian shall provide Purchaser (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which Purchaser (or, if applicable, Assignee) has an interest.

            Section 8. Custodian's Fees and Expenses; Resignation and Removal of Custodian; Successor Custodian; Standard of Care. (a) Seller shall pay Custodian's fees for its services and shall reimburse it for any expense it has incurred under this Agreement in such amounts and in the manner set forth in a separate letter agreement between Seller and Custodian (the "Fee Letter"). Notwithstanding the foregoing, Custodian has no right, interest, claim of any kind or lien on, and shall not attempt to place a lien on, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees. Purchaser shall not have any liability or obligation to pay any such fees or expenses (except pursuant to Section 6(a) or 7), and the duties of the Custodian hereunder shall be independent of Seller's performance of its obligations to the Custodian in respect of such fees and expenses.

            (b) (1) In the event that Seller shall fail to pay to Custodian any fees and expenses due and owing to Custodian pursuant to the terms of the Fee Letter, Custodian may resign and be discharged of the duties and obligations created by this Agreement by giving not less than thirty (30) days' written notice to Seller and Purchaser.

            (2) Custodian may resign at any time and be discharged of the duties and obligations created by this Agreement by giving not less than sixty
      (60) days' written notice to Seller and Purchaser.

            (3) Any resignation pursuant to Section 8(b)( 1) or 8(b)(2) shall take effect upon the earlier of (a) the date specified in such notice or
      (b) the appointment of a successor Custodian by Purchaser and delivery of all Submission Packages and any portion of the related documents in Custodian's possession to the successor Custodian pursuant to Section 8(d).

            (c) Purchaser may remove the Custodian at any time by giving not less than sixty (60) days' written notice of such removal to Custodian. If Purchaser directs the removal of Custodian, Purchaser shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fees of the successor Custodian in excess of the fees of the initial Custodian hereunder.

            (d) In the event of any resignation or removal pursuant to Section 8(b) or 8(c), Custodian shall promptly transfer to any successor Custodian appointed and designated by Purchaser all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold such Submission Packages and related documents in accordance with this Agreement. If Purchaser fails to appoint and designate a successor Custodian prior to the effective date of the resignation or removal of Custodian, then Custodian shall deliver possession and custody of the Submission Packages and any related documents in Custodian's possession to Purchaser at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchaser.

            (e) Custodian shall have responsibility only for the Submission Packages and the contents thereof which have been actually delivered to it and which have not been released to Seller, Purchaser, a Takeout Investor or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security agent for mortgage warehouse lenders. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Seller, a Takeout Investor, Purchaser or Assignee.

            (f) Custodian shall incur no liability to any Entity for Custodian's acts or omissions hereunder, except for liabilities which (i) arise from Custodian's gross negligence or willful misconduct or (ii) solely with respect to the Purchaser, which arise from Custodian negligently or intentionally failing to (A) issue an accurate Certification Report, provided, however, any such liability shall not be incurred with respect to the issuance of an inaccurate Certification Report if the defect causing such inaccuracy would not have been ascertainable by the Custodian applying the procedures expressly set forth in this Agreement, (B) issue a Trust Receipt which applies to a Mortgage Loan with respect to which the procedures set forth in Section 4 hereof have not been completed by the Custodian in accordance with this Agreement, (C) timely deliver the Submission Package in accordance with the Delivery Instructions or Purchaser's written instructions, as applicable, (D) prevent the loss, damage or destruction of any document included in a Submission Package when held by Custodian, (E) include a Bailee Letter, including Purchaser's Wire Instructions, in the form of Exhibit B-2, in each set of Mortgage Documents delivered to a Takeout Investor or a Dry Transaction Takeout Investor, as applicable or (F) include a Notice of Bailment, including Purchaser's Wire Instructions, in the form of Schedule A to Exhibit A-3, in each set of Mortgage Documents delivered to FNMA; provided, however, Custodian shall have no liability hereunder if Custodian's failure to perform resulted from the inaction or action of any other Entity, other than Entities that are acting under the direct or indirect control of Custodian. Custodian's liability under this Agreement shall be limited to direct damages resulting from aforesaid. In addition Custodian shall not be liable, directly or indirectly, for (1) any losses, claims, damages, liabilities or expenses which would have been avoided had any Entity making a claim taken reasonable action to mitigate such losses, claims, damages, liabilities or expenses or (2) special or consequential damages, even if Custodian has been advised of the possibility of such damages; provided, however, that Purchaser's direct damages resulting from a decline in the market value of a Mortgage Loan caused solely by a fluctuation in market interest rates shall not be deemed special or consequential damages.

            (g) Custodian shall be entitled to rely upon the advice of its legal counsel or counsel to the other parties hereto from time to time and shall not be liable for any action or inaction by it in reliance upon such advice. Custodian also shall be entitled to rely upon any notice, document, correspondence, request or directive received by it from Seller, Takeout Investor, Purchaser or Assignee, as the case may be, that Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any person so executing or presenting such documents or as to the truthfulness of any statements set forth therein.

            (h) Seller hereby indemnifies, defends and holds Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding those involving gross negligence, bad faith or willful misconduct of Custodian; such indemnification shall survive the resignation or removal of the Custodian hereunder.

            (i) Custodian shall be required to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder. When this Agreement shall provide that the Custodian may undertake a duty, the Custodian shall incur no liability if it shall elect not to undertake such duty, and when this Agreement shall provide that the Custodian shall use its reasonable efforts to perform a duty, the Custodian shall incur no liability if, despite its use of reasonable efforts, it is unable to perform such duty or to complete such duty within any required time period.

            (j) Custodian shall not be required by any provision of this Agreement to expend or risk its own funds in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds is not assured to it.

            (k) Custodian may rely on the validity of documents and, to the extent permitted hereby, oral communications delivered to it, without investigation as to their authenticity or legal effectiveness and Seller and Purchaser will jointly and severally hold the Custodian harmless from any claim which may arise or be asserted against the Custodian because of the invalidity of any such documents or oral communications or their failure to fulfill their intended purpose.

            (l) If the Custodian shall have at any time received conflicting instructions from the Purchaser or the Seller with respect to any of the Custodian's Submission Packages, and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall be entitled to rely exclusively on the instructions of the Purchaser.

            Section 9. Assignment by Purchaser. Purchaser hereby notifies Custodian that Purchaser shall assign, as of the Purchase Date all of its right, title and interest in and to all Mortgage Loans purchased by Purchaser pursuant to the Purchase Agreement and all rights of Purchaser under such Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby, to Assignee, subject only to an obligation on the part of Assignee to release its interest in each such Mortgage Loan (and not substitutes therefor) to Purchaser to permit Custodian, Purchaser or its designee to make delivery thereof to Takeout Investor, but not otherwise. Seller hereby irrevocably consents to such assignment. Assignment by Purchaser of the Mortgage Loans as provided in this Section 9 shall not release Purchaser from its obligations otherwise under this Agreement. Subject to any limitations in any agreement between Assignee and Purchaser, Assignee may, upon notice of Purchaser's default as provided in Section 3(b) hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it and, until otherwise notified by Assignee, Purchaser shall no longer have any of such rights. Custodian shall assume that any assignment from Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Agreement. Unless expressly instructed otherwise in writing by Purchaser, the Registered Holder shall be the Assignee.

            Section 10. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement such (a) fidelity insurance and (b) document hazard insurance as Custodian deems, from time to time appropriate.

            Section 11. Delivery of Submission Packages. Prior to any shipment of a Mortgage Loan hereunder, Custodian shall have received from Seller written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the delivery of Submission Packages related to Mortgage Loans in the performance of the Custodian's duties hereunder. Seller shall select shipper(s) from a list of shippers, approved by both Custodian and Purchaser, provided by Purchaser to Seller. Furthermore, Seller shall provide Custodian Delivery Instructions by 11:00 a.m. New York City time on the Delivery Date for same day shipment together with an electronic transmission of such delivery instructions. The Seller will arrange for the provision of such services at its sole cost and expense (or, at the

Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Submission Packages as the Seller deems appropriate. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Seller, arising out of actions of the Custodian consistent with instructions of the Seller (including, without limitation, losses or damages arising out of non-performance or faulty performance by a shipper). Any delivery of Submission Packages under this Agreement shall be by personal delivery, recognized courier delivery service, or registered or certified first class mail, postage prepaid, return receipt requested, as designated by the Seller. In no event shall Custodian permit delivery to be made to Seller or an agent of Seller.

            Section 12. Representations, Warranties and Covenants. (a) By Custodian, Custodian hereby represents and warrants to, and covenants with, Seller and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

            (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (ii) Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and perform its duties and obligations as contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            (b) By Seller. Seller hereby represents and warrants to, and covenants with, Custodian and Purchaser that, as of the date hereof and throughout the term of this Agreement:

            (i) Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (ii) Seller has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            (iii) with respect to the wire transfer instructions as set forth in FHLMC Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Purchaser's Wire Instructions to Seller;

            (iv) the Payee Number set forth on FNMA Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or FNMA Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Purchaser in the Request for Certification.

            (c) By Purchaser. Purchaser hereby represents and warrants to, and covenants with, Custodian and Seller that, as of the date hereof and throughout the term of this Agreement:

            (i) Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

            (ii) Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

            (iii) Purchaser has been furnished with all information regarding the related Mortgage Loans that it has requested from Seller;

            (iv) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (v) Purchaser has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            Section 13. No Adverse Interests. By its acceptance of each Submission Package, Custodian covenants and warrants to Purchaser that: (a) as of the date of payment by Purchaser of the Release Payment, Custodian, solely in its capacity as Custodian, (i) holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan, and (ii) has no interest in or lien upon the Submission Packages which it holds as Custodian for Purchaser; and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

            Section 14. Amendments. This Agreement may be amended from time to time only by written agreement of Seller, Purchaser and Custodian.

            Section 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 16. Agreement for Exclusive Benefit of Parties: Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to Purchaser) that Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

            Section 17. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

            Section 19. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 20.

            Section 20. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 20.

            Section 21. Certification. Custodian hereby acknowledges that each time it enters the Mortgage Loan Approval Code or a Certification Report, it is making an express representation and warranty to Purchaser that it has performed the Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

            Section 22. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 23. Joint and Several Liability. Each Seller agrees to be jointly and severally liable for the obligations of each Seller hereunder and all representations, warrantees, covenants and agreements made by or on behalf of either Seller in this agreement, any Request for Certification or any other document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Seller, jointly and severally. The joint and several obligations of each Seller hereunder are absolute, unconditional, irrevocable, present and continuing and, with respect to any obligation to Purchaser, is a guarantee of performance of such obligation and is in no way conditional or contingent upon the continued existence of any Seller and is not and will not be subject to any set-offs by either Seller. Any notice or other communication provided to one Seller pursuant to this Agreement shall be deemed to have been given to each Seller and failure to be sent any notice or communication contemplated hereby shall not relieve a Seller from its joint and several liability for the obligations of the either Seller hereunder.

            IN WITNESS WHEREOF, Seller, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.


                                       AMERICAN HOME MORTGAGE,
                                          as Seller




                                       By: /s/ Michael Strauss
                                           ------------------------------------
                                           Name:  Michael Strauss
                                           Title: President


                                       PAINE WEBBER REAL ESTATE SECURITIES,
                                          INC., as Purchaser




                                       By: /s/ George A. Mangiaracina
                                           ------------------------------------
                                           Name:  George A. Mangiaracina
                                           Title: Senior Vice President


                                       BANKERS TRUST COMPANY,
                                          as Custodian




                                       By: /s/ Mary Boyle
                                           ------------------------------------
                                           Name:  Mary Boyle
                                           Title: Assistant Vice President